Loans and borrowings	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
Loans and borrowings
Loans and borrowings
The repayment profile of the syndicated and other loans held by the Company is as follows:

	Successor	Successor
	Dec 31, 2017	Dec 31, 2016
	€m	€m
Current liabilities/(assets)
Syndicated loans	5.1	—
Less deferred borrowing costs to be amortized within 1 year	(1.8)	(5.0)
Total due in less than one year	3.3	(5.0)
Non-current liabilities
Syndicated loans	1,004.4	964.2
2020 floating rate senior secured notes	—	500.0
2024 fixed rate senior secured notes	400.0	—
Less deferred borrowing costs to be amortized in 2-5 years	(7.2)	(12.4)
Less deferred borrowing costs to be amortized in more than 5 years	(2.1)	—
Total due after more than one year	1,395.1	1,451.8
Total borrowings	1,398.4	1,446.8
The table below shows details of individual loans:

	Successor	Successor
	Dec 31, 2017	Dec 31, 2016
	€m	€m
Current liabilities/(assets)-syndicated loans	5.1	—
Less deferred borrowing costs to be amortized within 1 year	(1.8)	(5.0)
Total current loans and borrowings	3.3	(5.0)
Non-current liabilities-syndicated loans and secured notes
2020 floating rate senior secured notes	—	500.0
2024 fixed rate senior secured notes	400.0	—
Senior C1 EUR	—	363.3
Senior C2 GBP	—	275.9
Senior C3 EUR	—	325.0
Senior B3 EUR	500.0	—
Senior B4 USD	504.4	—
Less deferred borrowing costs to be amortized in 2—5 years	(7.2)	(12.4)
Less deferred borrowing costs to be amortized in more than 5 years	(2.1)	—
Total non-current loans and borrowings	1,395.1	1,451.8
Total borrowings	1,398.4	1,446.8
Borrowings under the syndicated loan facility and floating rate notes	1,398.4	1,446.8

The interest rate on all other loans and the floating rate senior secured notes are re-priced within one year to the relevant Euribor or Libor rate.

On May 3, 2017 the Company completed a refinancing of its Senior debt with a syndicate of banks. All Senior debt as at the balance sheet date was repaid and replaced with new Senior Euro debt of €500.0 million and Senior USD debt of $610.0 million. Both are repayable on May 15, 2024, although the Senior USD debt requires a repayment of $6.1 million of principal each year until 2024, beginning May 15, 2018. The existing revolving credit facility was also replaced with a new €80.0 million facility, which is available until May 15, 2023 and will be utilized to support existing letters of credit and bank guarantees and certain other ancillary facilities outside of the Senior debt.
In order to match its underlying cash flows the Company has entered into a number of cross-currency interest rate swaps. In exchange for $610.0 million the Company has received €299.3 million and £226.7 million. The derivatives are designed to minimize the exposure to movements in foreign currency exchange rates and movements in interest rates. In exchange for receiving cash flows in USD matching the payments of principal and interest due under the Senior USD debt, the Company will pay fixed amounts of interest and principal on notional amounts of GBP and EUR. All of the USD to EUR swaps have been designated as a cash flow hedge whilst EUR to GBP swaps to the value of £187.6 million have been designated as a net investment hedge.
Concurrent to the refinancing, the Company through its indirect, wholly-owned subsidiary, Nomad Foods BondCo Plc, repaid the senior secured notes due 2020 and successfully completed a private offering of €400.0 million aggregate principal amount of 3.25% senior secured notes due May 15, 2024 (the “Notes”). Interest on the Notes has accrued from the date of issue, payable semi-annually in arrears on May 15 and November 15, commencing on November 15, 2017. Both the new Senior debt and the notes are guaranteed on a senior basis by the Company and certain subsidiaries thereof and are secured with equal ranking against certain assets of the Company. Eligible transaction costs of approximately €9.8 million have been capitalized as part of the refinancing and will be amortized over the life of the debt. As a consequence of the debt extinguishment, deferred borrowing costs relating to the old senior debt of €15.7 million have been written off to the Statement of Profit or Loss in May 2017 (see Note 10).
On December 20, 2017 we further amended and restated our Senior Facilities Agreement to reprice our $610.0 million and €500.0 million term loan facilities. The margin was reduced by 50 basis points on the U.S. Dollar-denominated term loan and 25 basis points on the Euro-denominated term loan. There were no changes to the maturity dates of the term loan facilities as a result of this amendment. We also established a $50.0 million incremental term loan facility and a €58.0 million incremental term loan facility. These amendments were accounted for as a modification of the existing loan. On January 31, 2018, the $50.0 million incremental term loan facility was fully drawn and on February 9, 2018, the €58.0 million incremental term loan facility was fully drawn. Eligible transaction costs of approximately €2.5 million have been capitalized as part of this amendment and will be amortized over the life of the debt.
In addition to this the Company has a multicurrency revolving credit facility of €80.0 million. This facility is available until May 2023. As at December 31, 2017 €14.0 million (December 31, 2016: €13.2 million) has been utilized for letters of credit, overdrafts, customer bonds and bank guarantees against the revolving credit facility.
Guarantees and secured assets
The Syndicate of lenders that finance the Company’s Senior debt, have security over the assets of the “Guarantor Group”. The Guarantor Group consists of those companies which individually have more than 5% of consolidated total assets or EBITDA (as defined in the Senior Facilities Agreement) of the Company and in total comprise more than 80% of consolidated total assets or EBITDA at any testing date.
In connection with its pension scheme, Findus Sverige AB, a 100% owned subsidiary, is required to obtain credit insurance with PRI Pensionsgaranti (“PRI”), a credit insurance company which provides insurance annually against the risk of a sponsoring company’s insolvency. In connection with such credit insurance, as at December 31, 2017 Findus Sverige AB has granted floating charges over certain assets in favor of PRI in an amount of SEK 300 million (€30.5 million) (December 31, 2016: €31.3 million) and Nomad Foods Limited has issued a parent guarantee to PRI which will not exceed SEK 495 million (€50.3 million) (December 31, 2016: €45.9 million) at any time and has an end date of March 31, 2019.
Capitalization of transaction costs
Fees paid on the establishment of loan facilities are recognized as transaction costs of the loan to the extent that it is probable that some or all of the facility will be drawn down. In this case, the fee is deferred until the draw-down occurs.